EXHIBIT 10.1


--------------------------------------------------------------------------------








                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                               AP HENDERSON GROUP
                                       AND

                             SEASIDE INVESTMENTS PLC


                          ---------------------------

                                 AUGUST 13, 2004

                          ---------------------------


--------------------------------------------------------------------------------

TABLE OF CONTENTS

ARTICLE I           CERTAIN DEFINITIONS...........................................................................1
         1.1      Certain Definitions.............................................................................1

ARTICLE II          PURCHASE AND SALE OF SHARES...................................................................4
         2.1      Purchase and Sale; Purchase Price...............................................................4
         2.2      Execution and Delivery of Documents; The Closing................................................4

ARTICLE III          REPRESENTATIONS AND WARRANTIES...............................................................6
         3.1      Representations, Warranties and Agreements of the Target Company................................6
         3.2      Representations and Warranties of Seaside.......................................................9

ARTICLE IV          OTHER AGREEMENTS OF THE PARTIES..............................................................12
         4.1      Manner of Offering.............................................................................12
         4.2      Notice of Certain Events.......................................................................12
         4.3      Blue Sky Laws..................................................................................12
         4.4      Integration....................................................................................13
         4.5      Furnishing of Rule 144(c) Materials............................................................13
         4.6      Solicitation Materials.........................................................................13
         4.7      Listing of Common Stock........................................................................13
         4.8      Indemnification................................................................................13
         4.9      Sale of Seaside Shares.........................................................................15
         4.10     Lock Up by Seaside.............................................................................15
         4.11     Short Sales....................................................................................15
         4.12     Liquidation of Consideration Stock.............................................................16
         4.13     Definitive Certificates........................................................................16
         4.14     London Stock Exchange..........................................................................16
         4.15     Liquidation of Seaside Consideration Shares....................................................16

ARTICLE V           MISCELLANEOUS................................................................................16
         5.1      Fees and Expenses..............................................................................16
         5.2      Entire Agreement...............................................................................17
         5.3      Notices........................................................................................17
         5.4      Amendments; Waivers............................................................................18
         5.5      Headings.......................................................................................18
         5.6      Successors and Assigns.........................................................................18
         5.7      No Third Party Beneficiaries...................................................................18
         5.8      Governing Law; Venue; Service of Process.......................................................18
         5.9      Survival.......................................................................................18
         5.10     Counterpart Signatures.........................................................................18
         5.11     Publicity......................................................................................19
         5.12     Severability...................................................................................19
         5.13     Limitation of Remedies.........................................................................19



                                                                ii

LIST OF SCHEDULES:

Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization and Registration Rights
Schedule 3.1(d)   Equity and Equity Equivalent Securities
Schedule 3.1(e)   Conflicts
Schedule 3.1(f)   Consents and Approvals
Schedule 3.1(g)   Litigation
Schedule 3.1(h)   Defaults and Violations


LIST OF EXHIBITS:

Exhibit A     Escrow Agreement
Exhibit B     Officer's Certificate
Exhibit C     Registration Rights Agreement

         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of August 13, 2004, between AP Henderson Group, a corporation organized and existing under the laws of the State of Nevada (the "TARGET COMPANY"), and Seaside Investments PLC, a corporation organized under the laws of England and Wales with its offices at 30 Farringdon Street, London EC4A 4HJ ( "SEASIDE").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Target Company desires to issue and sell to Seaside and Seaside desires to acquire from the Target Company 10,200,000 shares of the Target Company's common stock, par value $0.001 (the "COMMON STOCK") for the Total Purchase Price set forth in SECTION 2.1(b) below. The consideration to be paid by Seaside for the Common Stock shall be subject to certain downside price protection (the "DOWNSIDE PRICE PROTECTION") provided in Section 2 of the Escrow Agreement.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Target Company and Seaside agree as follows:

                                   ARTICLE I
                               CERTAIN DEFINITIONS


         1.1 CERTAIN DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "AFFILIATE" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGREEMENT" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "BUSINESS DAY" means any day except Saturday, Sunday, any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         "CLOSING" shall have the meaning set forth in SECTION 2.2(A) hereof.

         "CLOSING BID PRICE" shall mean the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

         "CLOSING DATE" shall have the meaning set forth in SECTION 2.2(A) hereof.

         "CLOSING PRICE" shall be the Closing Bid Price of the Common Stock on the day of Closing.

         "COMMON STOCK" shall have the meaning in the recital.

         "CONSIDERATION STOCK" shall have the meaning set forth in SECTION 2.1(A) hereof.

         "CONTROL PERSON" shall have the meaning set forth in SECTION 4.8(A) hereof.

         "DISCLOSURE DOCUMENTS" means the Target Company's reports filed under the Exchange Act with the SEC.

         "DOWNSIDE PRICE PROTECTION" shall have the meaning in the recital.

         "ESCROW AGENT" means Gottbetter & Partners, LLP, 488 Madison Avenue, 12 Floor, New York, NY 10022; Tel: 212-400-6900; Fax: 212-400-6901.

         "ESCROW AGREEMENT" means the escrow agreement, dated the date hereof, by and among the Target Company, Seaside and the Escrow Agent annexed hereto as EXHIBIT A.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "G&P" means Gottbetter & Partners, LLP.

         "HW" means Hunter Wise Financial Group, LLC, and/or Hunter Wise Securities, LLC, a NASD registered Broker/Dealer, 2171 Campus Drive, Suite 200, Irvine, CA 92612; Tel: 949-852-1700; Fax: 949-852-1722, a non-exclusive corporate finance advisor to the Target Company.

         "INDEMNIFIED PARTY" shall have the meaning set forth in SECTION 4.8(B) hereof.

         "INDEMNIFYING PARTY" shall have the meaning set forth in SECTION 4.8(B) hereof.

         "LOSSES" shall have the meaning set forth in SECTION 4.8(A) hereof.

         "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in SECTION 3.1(A) hereof.

         "MATERIAL" shall mean having a financial consequence in excess of $25,000.

         "NASD" means the National Association of Securities Dealers, Inc.

         "NASDAQ" shall mean the Nasdaq Stock Market, Inc.(R)

         "OTCBB" shall mean the NASD over-the counter Bulletin Board(R).

         "P" shall mean pence or 1/100th of a British Pound Sterling.

         "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "PRIVATE PLACEMENT MEMORANDUM" shall have the meaning set forth in
SECTION 3.1(L) hereof.

          "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement in the form of EXHIBIT C annexed hereto.

         "SEASIDE" shall have the meaning in the introductory paragraph.

         "SEASIDE CONSIDERATION SHARES" shall have the meaning in SECTION 2.1(C) hereof.

         "SEASIDE ESCROW SHARES" means the Seaside Consideration Shares deposited into escrow by the Target Company under the terms of the Escrow Agreement in EXHIBIT A.

         "SEASIDE PROTECTION SHARES" means the Seaside Escrow Shares that the Target Company is required to sell to Seaside under the terms of the Escrow Agreement in EXHIBIT A.

         "SEASIDE SHARES" shall mean ordinary shares of 1.0p each in Seaside.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHORT SALES" shall have the meaning set forth in SECTION 4.12 hereof.

         "SUBSIDIARIES" shall have the meaning set forth in SECTION 3.1(A) hereof.

         "TARGET COMPANY" shall have the meaning set forth in the introductory paragraph.

         "TOTAL PURCHASE PRICE" shall have the meaning set forth in SECTION 2.1(B) hereof.

          "TRADING DAY" means (a) a day on which the Common Stock is quoted on Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

         "TRANSACTION DOCUMENTS" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

         "U.S." means the United States.

                                   ARTICLE II
                           PURCHASE AND SALE OF SHARES

         2.1 PURCHASE AND SALE; PURCHASE PRICE.

                  (a) Subject to the terms and conditions set forth herein, the Target Company shall issue and sell and Seaside shall purchase ten million two hundred thousand shares (10,200,000) shares of the Target Company's Common Stock (the "CONSIDERATION STOCK").

                  (b) The total purchase price (the "TOTAL PURCHASE PRICE") shall be the number of shares of Consideration Stock multiplied by ninety cents ($0.90) for a Total Purchase Price of nine million one hundred eighty thousand dollars ($9,180,000).

                  (c) The Total Purchase Price shall be paid by delivery to the Target Company of the number of Seaside Shares (the "SEASIDE CONSIDERATION SHARES") equal to the Total Purchase Price divided by the conversion rate of the British Pound Sterling to purchase US Dollars as determined below on the July 30, 2004. The Seaside Shares shall have a value of (pound)1 per share. The number of Seaside Shares to be issued will be based on the conversion rate of the British Pound Sterling to the US Dollar in effect as of the close of business on the day preceding the Closing Date, as quoted by Coutts & Co. as the commercial rate it gives to purchase US Dollars. For example, if the effective conversion rate is $1.80/(pound) 1 and the Total Purchase Price is $8,000,000, then the number of Seaside Shares the Target Company will receive shall equal the $8,000,000/$1.80, or 4,444,444 Seaside Shares. The Seaside Consideration Shares shall be subject to the "Downside Price Protection" provided in Section 2 of the Escrow Agreement.

         2.2 EXECUTION AND DELIVERY OF DOCUMENTS; THE CLOSING.

                  (a) The Closing of the purchase and sale of the shares of Consideration Stock (the "CLOSING") shall take place within sixty (60) days from the date hereof (the "CLOSING DATE"). On the Closing Date, the Target Company shall execute and deliver to the Escrow Agent a certificate in the name of Seaside representing the shares of Consideration Stock;

                           (i) the Target Company shall execute and deliver to
                  Seaside a certificate of its President, in the form of EXHIBIT B annexed hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Target Company authorizing the Target Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby, provided that the Target Company may execute such certificate upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (ii) Seaside shall execute and deliver to the Escrow
                  Agent a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of the Escrow Agent representing the Seaside Escrow Shares and a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of Escrow Agent (to be held for the benefit of the Target Company) representing the balance of the Seaside Consideration Shares;

                           (iii) the Target Company and Seaside shall execute
                  and deliver to each other an executed Registration Rights Agreement in the form annexed hereto as EXHIBIT C, provided that the Target Company and Seaside may execute the Registration Rights Agreement upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (iv) the Target Company, Seaside and the Escrow Agent
                  shall execute and deliver to each other an executed Escrow Agreement in the form annexed hereto as EXHIBIT A, provided that the Target Company, Seaside and Escrow Agent may execute the Escrow Agreement upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (v) the Target Company shall execute and deliver to
                  HW or its assigns certificates or access to a trading account in the name of HW representing the Consideration Stock and the Seaside Shares owed to HW pursuant to a separate advisory agreement between HW and the Target Company;

                           (vi) Seaside shall execute and deliver to the Escrow
                  Agent a stock power endorsed in blank relating to the Consideration Stock; and

                           (vii) the Target Company shall wire the monies owed
                  to G&P pursuant to SECTION 5.1 hereof for legal fees with the following wire instructions:

                                    Citibank, N.A.
                                    488 Madison Avenue
                                    New York, NY
                                    ABA Routing No.: 021000089
                                    Account Name: Gottbetter & Partners, LLP
                                    Account No. 49061322
                                    Reference:  AP Henderson Group

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TARGET COMPANY. The Target Company hereby makes the following representations and warranties to Seaside, all of which shall survive the Closing:

                  (a) ORGANIZATION AND QUALIFICATION. The Target Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Target Company has no subsidiaries other than as set forth on SCHEDULE 3.1(a) attached hereto (collectively, the "SUBSIDIARIES"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Target Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Target Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (b) AUTHORIZATION, ENFORCEMENT. The Target Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Target Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Target Company. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Target Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Target Company enforceable against the Target Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is set forth on SCHEDULE 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Target Company by virtue of this Agreement. Except as disclosed in SCHEDULE 3.1(c), there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Target Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Target Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

                  (d) ISSUANCE OF SECURITIES. The shares of Consideration Stock have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Target Company enforceable in accordance with their respective terms.

                  (e) NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Target Company and the consummation by the Target Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents except those referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Target Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Target Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Target Company or its Subsidiaries is bound or affected, except in the case of clause
         (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Target Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

                  (f) CONSENTS AND APPROVALS. Except as specifically set forth in SCHEDULE 3.1(f), neither the Target Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Target Company of this Agreement and each of the other Transaction Documents.

                  (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in SCHEDULE 3.1(g), there is no Proceeding threatened against or affecting the Target Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents or the shares of Consideration Stock, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Target Company to perform fully on a timely basis its obligations under the Transaction Documents.

                  (h) NO DEFAULT OR VIOLATION. Except as set forth in SCHEDULE 3.1(h) hereto, neither the Target Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or
         (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate)
         (a) adversely affect the legality, validity or enforceability of this Agreement, (b) have a Material Adverse Effect or (c) adversely impair the Target Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

                  (i) DISCLOSURE DOCUMENTS. The Disclosure Documents are accurate in all material respects and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (j) NON-REGISTERED OFFERING. Neither the Target Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Target Company under circumstances which would require the integration of such offering with the offering of the Consideration Stock under the Securities Act) which might subject the offering, issuance or sale of the Consideration Stock to the registration requirements of Section 5 of the Securities Act.

                  (k) PLACING AGENT. The Target Company accepts and agrees that Dungarvon Associates, Inc. ("DUNGARVON") is acting for Seaside and does not regard any person other than Seaside as its customer in relation to this Agreement, and that it has not made any recommendation to the Target Company, in relation to this Agreement and is not advising the Target Company, with regard to the suitability or merits of the Seaside Shares and in particular Dungarvon has no duties or responsibilities to the Target Company for the best execution of the transaction contemplated by this Agreement.

                  (l) PRIVATE PLACEMENT REPRESENTATIONS. The Target Company (i) has received and carefully reviewed such information and documentation relating to Seaside that the Target Company has requested, including, without limitation, Seaside's Confidential Private Offering Memorandum, dated June 14, 2004 (the "PRIVATE PLACEMENT MEMORANDUM"); (ii) has had a reasonable opportunity to ask questions of and receive answers from Seaside concerning the Seaside Shares, and all such questions, if any, have been answered to the full satisfaction of the Target Company;
         (iii) has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks involved in an investment in the Seaside Shares; (iii) understands that Seaside has determined that the exemption from the registration provisions of the Securities Act, provided by Section 4(2) of the Securities Act is applicable to the offer and sale of the Seaside Shares, based, in part, upon the representations, warranties and agreements made by the Target Company herein; and (iv) except as provided herein and in the Private Placement Memorandum, no representations or warranties have been made to the Target Company by Seaside or any agent, employee or affiliate of Seaside and in entering into this transaction the Target Company is not relying upon any information, other than the results of independent investigation by the Target Company.

Seaside acknowledges and agrees that the Target Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in SECTION 3.1 hereof.

         3.2 REPRESENTATIONS AND WARRANTIES OF SEASIDE. Seaside hereby makes the following representations and warranties to the Target Company, all of which shall survive the Closing:

                  (a) ORGANIZATION; AUTHORITY. Seaside is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the shares of Consideration Stock to be purchased by Seaside hereunder has been duly authorized by all necessary action on the part of Seaside. This Agreement has been duly executed and delivered by Seaside and constitutes the valid and legally binding obligation of Seaside, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

                  (b) INVESTMENT INTENT. Seaside is acquiring the shares of Consideration Stock to be purchased by it hereunder, for its own account for investment purposes only and not with a view to or for distributing or reselling such shares of Consideration Stock, or any part thereof or interest therein, without prejudice, however, to Seaside's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such shares of Consideration Stock in compliance with applicable federal and state securities laws.

                  (c) EXPERIENCE OF SEASIDE. Seaside, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the shares of Consideration Stock to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

                  (d) ABILITY OF SEASIDE TO BEAR RISK OF INVESTMENT. Seaside is able to bear the economic risk of an investment in the Consideration Stock to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

                  (e) ACCESS TO INFORMATION. Seaside acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Target Company concerning the terms and conditions of the Consideration Stock offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Target Company and the Target Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Consideration Stock; and
         (iii) the opportunity to obtain such additional information which the Target Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Target Company.

                  (f) RELIANCE. Seaside understands and acknowledges that (i) the shares of Consideration Stock being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Target Company will rely upon the accuracy and truthfulness of, the foregoing representations and Seaside hereby consents to such reliance.

                  (g) REGULATION S. Seaside understands and acknowledges that
         (A) the shares of Consideration Stock have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such shares of Consideration Stock have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the shares of Consideration Stock may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption hereunder; and (C) the Target Company is under no obligation to register the shares of Consideration Stock under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

         Seaside is not a U.S. Person and is not acquiring the shares of Consideration Stock for the account of any U.S. Person; (B) no director or executive officer of Seaside is a national or citizen of the United States; and
(C) it is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

         Seaside was not formed specifically for the purpose of acquiring the shares of Consideration Stock purchased pursuant to this Agreement.

         Seaside is purchasing the shares of Consideration Stock for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the shares of Consideration Stock or any right, option, security interest, pledge or other interest in or to the shares of Consideration Stock. Seaside understands, acknowledges and agrees that it must bear the economic risk of its investment in the shares of Consideration Stock for an indefinite period of time and that prior to any such offer or sale, the Target Company may require, as a condition to effecting a transfer of the shares of Consideration Stock, an opinion of counsel, acceptable to the Target Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

         Seaside will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the shares of Consideration Stock only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Agreement have neither been pre-arranged with a purchaser who is in the U.S. or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

         The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, Seaside understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

         Neither Seaside nor any Affiliate or any Person acting on Seaside's behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the shares of Consideration Stock being purchased hereby.

         Seaside understands that the Target Company is the seller of the shares of Consideration Stock which are the subject of this Agreement, and that, for purpose of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Seaside agrees that Seaside will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the shares of Consideration Stock other than to a non-U.S. Person.

         Seaside acknowledges that the shares of Consideration Stock will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO THE TERMS OF A STOCK PURCHASE AGREEMENT, DATED JULY __, 2004, BETWEEN THE COMPANY AND SEASIDE INVESTMENTS PLC, A COPY OF WHICH IS AVAILABLE UPON REQUEST.

The Target Company acknowledges and agrees that Seaside makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this SECTION 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES


         4.1 MANNER OF OFFERING. The Consideration Stock being issued pursuant to section 4(2) of the Securities Act and Regulation S thereunder. The Seaside Consideration Shares are being issued pursuant to section 4(2) of the Securities Act.

         4.2 NOTICE OF CERTAIN EVENTS. The Target Company shall, on a continuing basis, (i) advise Seaside promptly after obtaining knowledge of, and, if requested by Seaside, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the shares of Consideration Stock, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Target Company in SECTION 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in SECTION 3.1 or in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Consideration Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Consideration Stock under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         4.3 BLUE SKY LAWS. The Target Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Target Company to sell the shares of Consideration Stock to Seaside.

         4.4 INTEGRATION. The Target Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Consideration Stock in a manner that would require the registration under the Securities Act of the sale of the shares of Consideration Stock to Seaside.

         4.5 FURNISHING OF RULE 144(C) MATERIALS. The Target Company shall, for so long as any of the Consideration Stock remain outstanding and during any period in which the Target Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Consideration Stock in connection with any sale thereof and any prospective purchaser of such Consideration Stock from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Consideration Stock under Rule 144 promulgated under the Securities Act.

         4.6 SOLICITATION MATERIALS. The Target Company shall not (i) distribute any offering materials in connection with the offering and sale of the shares of Consideration Stock other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the shares of Consideration Stock by means of any form of general solicitation or advertising.

         4.7 LISTING OF COMMON STOCK. If the Common Stock is or shall become listed on the OTCBB or on another exchange, the Target Company shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until four (4) years from the date hereof, and (b) shall provide to Seaside evidence of such listing. Notwithstanding the foregoing, the Target Company may voluntarily cease to be listed on the OTCBB at such time as the Target Company becomes listed on another exchange.


         4.8 INDEMNIFICATION.

                  (a) Indemnification

                           (i) The Target Company shall, notwithstanding
                  termination of this Agreement and for a period of six (6) years, indemnify and hold harmless Seaside and its officers, directors, agents, employees and Affiliates, each Person who controls or Seaside (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "CONTROL PERSON") and the officers, directors, agents, employees and Affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Target Company under this Agreement or any other Transaction Document.

                           (ii) Seaside shall, notwithstanding termination of
                  this Agreement and for a period of six (6) years, indemnify and hold harmless the Target Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by Seaside under this Agreement or the other Transaction Documents, except for Losses solely arising out of negligence, bad faith or breach of this Agreement by the Target Company.

                           (iii) The Target Company and Seaside acknowledge that
                  in the SEC's opinion, directors, officers and persons controlling a company subject to the Securities Act can not be indemnified for liabilities arising under the Securities Act by such company.

                  (b) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

                  No right of indemnification under this Section shall be available as to a particular Indemnified Party if the Indemnifying Party obtains a non-appealable final judicial determination that such Losses arise solely out of the negligence, breach of agreement or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

                  (c) CONTRIBUTION. If a claim for indemnification under this
         Section is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

                  (d) NON-EXCLUSIVITY. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

         4.8 SALE OF SEASIDE CONSIDERATION SHARES. Seaside shall assist the Target Company in setting up and maintaining a trading account at a registered broker in the United Kingdom to facilitate the sale of the Seaside Consideration Shares. Broker's commissions in the trading account shall not exceed one half percent (0.5%).

         4.9 LOCK UP BY SEASIDE. Seaside shall not sell, transfer or assign all or any of the shares of Consideration Stock for a period of one (1) year following the Closing, without the written consent of the Target Company, which consent may be withheld in the Target Company's sole discretion.

         4.10 SHORT SALES. Seaside agrees it will not enter into any Short Sales (as hereinafter defined) until the date that Seaside no longer owns the shares of Consideration Stock. For purpose hereof, a "SHORT SALE" shall mean a sale of Common Stock by Seaside that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock by Seaside.

         4.11 LIQUIDATION OF CONSIDERATION STOCK. Commencing on the date occurring one (1) year after the Closing, Seaside may sell its shares of Consideration Stock at a monthly rate no greater than an amount equal to fifteen percent (15%) of the Target Company's prior month's trading volume, PROVIDED, HOWEVER, that Seaside may execute block trades of 50,000 or more shares of Consideration Stock and such sales shall not count toward the fifteen percent (15%) limitation on the rate of liquidation. Seaside shall use the proceeds from these liquidations to re-purchase Seaside Shares in the marketplace.

         4.12 DEFINITIVE CERTIFICATES. The definitive certificates evidencing the shares of Consideration Stock shall be held at the office of the Secretary of Seaside if and when the Consideration Stock is received from the Escrow Agent pursuant to the Escrow Agreement and shall remain with the Secretary until one
(1) year from the date hereof.

         4.13 LONDON STOCK EXCHANGE. Seaside shall register the Seaside Consideration Shares for trading on the London Stock Exchange PLC by September 30, 2004.

         4.14 LIQUIDATION OF SEASIDE CONSIDERATION SHARES. Commencing with the month during which Seaside Shares are accepted for trading on the London Stock Exchange PLC, and during each calendar month thereafter, Target Company may sell its shares of Seaside Consideration Shares at a monthly rate that is no greater than ten percent (10%) of the total of the Seaside Consideration Shares (the "Sales Allowance"). Any unused portion of the Sales Allowance during any month may be carried over to subsequent months. The Seaside Escrow Shares, after they have been distributed to the Target Company, may be sold without restriction.

         4.15 EXCLUSIVE ARRANGEMENT. Seaside agrees not to purchase any shares of Common Stock other than the Consideration Shares purchased hereby, without the prior written consent of Target Company which may be withheld in Target Company's absolute discretion.

                                   ARTICLE V

                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Target Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the shares of Consideration Stock pursuant hereto. Seaside shall be responsible for any taxes payable by Seaside that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Target Company agrees to pay $7,500 to G&P for legal fees associated with the transactions contemplated by this Agreement at Closing. The Target Company shall pay all fees owed to HW pursuant to a separate advisory agreement between Hunter Wire and the Target Company. The Target Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Consideration Stock, (B) the exemption from registration of the Consideration Stock for offer and sale to Seaside under the securities or Blue Sky laws of the applicable jurisdictions, and (C) the preparation of certificates for the Consideration Stock (including, without limitation, printing and engraving thereof), and (D) all fees and expenses of counsel and accountants of the Target Company.

         5.2 ENTIRE AGREEMENT This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

         5.3 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

         If to the Target Company:          AP Henderson Group
                                            Attn:  Jeffrey Co, President and CEO
                                            600 Wilshire Blvd., Suite 1252
                                            Los Angeles, CA  90017
                                            Tel:   ( 213 ) 538-1203
                                            Fax:   ( 213 )538-1215

         With copies to:                    Daniel Donahue
                                            Preston Gates & Ellis
                                            1900 Main Street, Suite 600
                                            Irvine, CA  92614
                                            Tel: (949) 253-0900
                                            Fax: (949) 253-0902

         If to Seaside:                     Seaside Investments PLC
                                            30 Farringdon Street
                                            London EC4A 4HJ
                                            Attn: Harry Pearl
                                            Tel: 44.207.569.0044
                                            Fax: 44.207.724.0090

         With copies to:                    Gottbetter & Partners, LLP
                                            488 Madison Avenue, 12th Floor
                                            New York, NY 10022
                                            Attn:  Adam S. Gottbetter, Esq.
                                            Tel:  (212) 400-6900
                                            Fax:  (212) 400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 5.3.

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Target Company and Seaside, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         5.7 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         5.8 GOVERNING LAW; VENUE; SERVICE OF PROCESS. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. If and only if New York declines jurisdiction within the State of New York, such action shall be brought in the State and County where the Target Company's principal place of business is situated. Service of process in any action by Seaside or the Target Company to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Agreement.

         5.9 SURVIVAL. The representations and warranties of the Target Company and Seaside contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article V shall survive the Closing.

         5.10 COUNTERPART SIGNATURES. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 PUBLICITY. The Target Company and Seaside shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Target Company will not disclose to any third party (excluding its legal counsel, accountants and representatives) the name of Seaside.

         5.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 LIMITATION OF REMEDIES. With respect to claims by the Target Company or any person acting by or through the Target Company, or by Seaside or any person acting through Seaside, for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                        Target Company:

                                        AP Henderson Group


                                        By:  _________________________
                                        Name:  _______________________
                                        Title: _______________________



                                        Seaside:

                                        Dungarvon Associates, Inc. on behalf of
                                        Seaside Investments Plc.

                                        By: __________________________
                                        Name: ________________________
                                        Title: _______________________

                                 Schedule 3.1(a)

                                  SUBSIDIARIES
                                  ------------

AP Henderson Group has the following subsidiaries:

     Slide View Corp., an Oklahoma corporation (100% owned)
     Hyundai MultiCAV Computer Shanghai Co., Ltd. (Hyundai Shanghai"), a Chinese
       company (100% owned)
     Hyundai MultiCAV Computer Binzhou Co., Ltd., a Chinese company (100% owned by Hyundai Shanghai)
     Shanghai Longyi Co, Ltd., a Chinese company (90% owned by Hyundai Shanghai)

                                 Schedule 3.1(c)

                     CAPITALIZATION AND REGISTRATION RIGHTS
                     --------------------------------------

Without giving effect to the issuances and transactions contemplated hereby:

AP Henderson Group has authorized capital consisting of 200,000,000 shares of $0.001 par value common stock, of which 92,502,058 shares are issued and outstanding, and 25,000,0000 shares of $0.01 preferred stock, none of which are outstanding.

AP Henderson Group has no outstanding options, warrants or other rights to purchase its equity securities except as follows: Pursuant to an Agreement and Plan of Merger Agreement whereby AP Henderson Group acquired all of the outstanding capital stock of Slide View Corp., AP Henderson Group agreed to issue to the former shareholders of Slide View an additional 895,988 shares of AP Henderson Group's common stock, subject to the achievement of certain equity financing and product development milestones.

There are no registration rights outstanding other than certain registration rights held by the former shareholders of Hyundai MultiCAV Computer Shanghai Co., Ltd.

                                 Schedule 3.1(e)

                                    CONFLICTS
                                    ---------


                                      None

                                 Schedule 3.1(f)

                             CONSENTS AND APPROVALS
                             ----------------------



                                      None

                                 Schedule 3.1(g)

                                   LITIGATION
                                   ----------



A lawsuit was filed in Superior Court of the State of California, For the County of Los Angeles, West District (Case # BC312939) against AP Henderson Group. AP Henderson Group had entered into a contract with Optima Trust in September 2003 for services related to providing a research report. According to the contract, AP Henderson Group was to pay OPTIMA 6,000 free trading common stock prior to the commencement of services and 6,000 free trading shares at the completion of the research report. AP Henderson Group was also to pay 12% finders fee for any financing into AP Henderson Group brought forth by OPTIMA. The total amount of compensation sought is $102,000. Following the signing of the contract, AP Henderson Group was apprised by legal counsel that the issuance of free trading securities was in violation of current securities laws, despite prior assurances by OPTIMA that this was allowable. Furthermore, AP Henderson Group ordered OPTIMA not to commence work according to the contract. AP Henderson Group plans to vigorously defend the lawsuit and has made a motion for OPTIMA to place a $30,000 bond to cover legal fees should APHG be victorious.

                                 Schedule 3.1(h)

                             DEFAULTS AND VIOLATIONS
                             -----------------------


                                      None

                                    EXHIBIT A

                                ESCROW AGREEMENT


         ESCROW AGREEMENT (this "AGREEMENT"), dated as of AUGUST 13, 2004, by and between AP Henderson Group, a Nevada corporation with its principal place of business at 600 Wilshire Blvd Suite 1252, Los Angeles, CA 90017 (the "TARGET COMPANY"); Gottbetter & Partners, LLP with its principal place of business at 488 Madison Avenue, New York, NY 10022 (the "ESCROW AGENT"); and Seaside Investments Plc, a corporation organized under the laws of England and Wales with its offices at 30 Farringdon Street, London EC4A 4HJ ("SEASIDE").

                                    RECITALS

                  A. Simultaneously with the execution of this Agreement, Seaside and the Target Company entered into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT"), dated as of the date hereof and incorporated herein by reference, pursuant to which the Target Company has agreed to issue to Seaside the Consideration Stock in exchange for the Seaside Consideration Shares.

                  B. The parties have agreed that the Consideration Stock and Seaside Consideration Shares shall be deposited into escrow pursuant to this Agreement, including thirty percent (30%) of the Seaside Consideration Shares to be deposited into escrow as Downside Price Protection (the "SEASIDE ESCROW SHARES").

                  C. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the purchase of the shares of Consideration Stock.

                  D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement.

         NOW, THEREFORE, IT IS AGREED:

                  1. DEPOSIT INTO ESCROW. At Closing, the parties shall deposit into escrow (i) the Seaside Consideration Shares, (ii) the Consideration Stock and (iii) the stock power executed by Seaside. The deposit of the Seaside Consideration Shares, at the election of Seaside, may be made as (i) a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of the Escrow Agent representing the Seaside Escrow Shares and (ii) a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of the Escrow Agent (to be held for the benefit of the Target Company) representing the balance of the Seaside Consideration Shares. The Escrow Agent shall hold the Seaside Consideration Shares and the Consideration Stock in escrow when delivered.

                  2. TERMS OF ESCROW. (a) If the Market Value of the Common Stock on the date occurring one year after Closing (the "ONE YEAR ANNIVERSARY") is less than the Closing Price, the Target Company shall sell to Seaside and Seaside shall purchase the number of Seaside Escrow Shares (the "SEASIDE PROTECTION SHARES") equal to (a) the Seaside Consideration Shares multiplied by
(b) the Percentage Decrease, at a purchase price of 1p per Seaside Consideration Share (the "ESCROW PURCHASE PRICE"). The "Percentage Decrease" shall be equal to 1 - Market Value/the Closing Price. "Market Value" shall be the average of the ten (10) closing bid prices per share of the Common Stock during the ten (10) trading days immediately preceding the One Year Anniversary.

                  Within three (3) Business Days of the One Year Anniversary, Seaside shall (i) send a notice ("SALE NOTICE") to the Target Company and the Escrow Agent of the Seaside Protection Shares to be sold by the Target Company to Seaside, if any, and (ii) deposit the Escrow Purchase Price with the Escrow Agent, if necessary. Within fourteen (14) Business Days of the Target Company's and the Escrow Agent's receipt of the Sale Notice and Escrow Agent's receipt of the Escrow Purchase Price, the Escrow Agent is authorized and directed simultaneously (i) to pay the Escrow Purchase Price, if any, to the Target Company, (ii) to deliver the Seaside Protection Shares, if any, to Seaside and
(iii) to deliver the remaining Seaside Escrow Shares, if any, to the Target Company.

                  (b) If at any time before September 30, 2004, the Escrow Agent receives written notice (the "LSE NOTICE") from Seaside that the Seaside Consideration Shares are listed on the London Stock Exchange plc (the "LONDON EXCHANGE"), the Escrow Agent is authorized and directed to distribute, within fourteen (14) Business Days of receipt of such LSE Notice, (i) the Consideration Stock to Seaside and (ii) seventy percent (70%) of the Seaside Consideration Shares to the Target Company. If the Escrow Agent does not receive such LSE Notice by September 30, 2004, the Escrow Agent is authorized and directed to distribute, no later than October 5, 2004, (i) the Consideration Stock and the stock power executed by Seaside to the Target Company and (ii) the Seaside Consideration Shares to Seaside; PROVIDED, HOWEVER, that the Target Company shall have the option to extend the September 30, 2004 deadline by providing written notice to the Escrow Agent with a written acknowledgement from Seaside.


         3. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

                  (a) The parties hereto agree that the duties and obligations of the Escrow Agent shall be only those obligations herein specifically provided and no other. The Escrow Agent's duties are those of a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence in the performance of its duties hereunder;

                  (b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the advice of such counsel;

                  (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which Seaside and the Target Company are parties, whether or not the Escrow Agent has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by Seaside and the Target Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by Seaside and the Target Company and agreed to in writing by the Escrow Agent;

                  (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, the Escrow Agent shall be entitled to refrain from taking any action other than keeping safely the Consideration (as defined below) or taking certain action until the Escrow Agent is directed otherwise in writing jointly by Seaside and the Target Company or by a final judgment of a court of competent jurisdiction;

                  (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which the Escrow Agent, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement;

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Consideration;

                  (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of any of the securities (to the extent delivered to the Escrow Agent pursuant hereto, the "CONSIDERATION"), it may do so by delivering the same to another Person that agrees to act as escrow agent hereunder and whose substitution for the Escrow Agent is agreed upon in writing by Seaside and the Target Company; PROVIDED, HOWEVER that such successor Escrow Agent must be resident in the United States. If no such escrow agent is selected within three (3) days after the Escrow Agent gives notice to Seaside and the Target Company of the Escrow Agent's desire to so relinquish custody of the Consideration and resign as Escrow Agent, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a state or federal court of competent jurisdiction situate in the state and county of New York. The fee of any court officer shall be borne by the Target Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this Agreement and each of the Target Company and Seaside shall promptly pay all monies it may owe to the Escrow Agent for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below;

                  (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to Seaside or the Target Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Stock Purchase Agreement; PROVIDED, HOWEVER, that in the event of such dispute, the Escrow Agent shall have the right to commence an interpleader action in any court of competent jurisdiction of the state of New York or of the United States located in the county and state of New York, deposit the Consideration with such court;

                  (i) The parties acknowledge and agree that the Escrow Agent is counsel to Seaside. The parties agree to, and agree not to object to, the Escrow Agent's engagement as Escrow Agent hereunder;

                  (j) Upon the full performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

         4. INDEMNIFICATION.

                  (a) Seaside hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Target Company against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

                  (b) The Target Company hereby indemnifies and holds free and harmless the Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by Seaside against the Escrow Agent with respect to the performance of any of the provisions of this Agreement;

                  (c) Seaside and the Target Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Stock Purchase Agreement and the securities, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence in its performance as Escrow Agent hereunder

                  (d) In the event of any legal action or Proceeding involving any of the parties to this Agreement which is brought to enforce or otherwise adjudicate any of the rights or obligations of the parties hereunder, the non-prevailing party or parties shall pay the legal fees of the prevailing party or parties and the legal fees, if any, of the Escrow Agent.

         5. MISCELLANEOUS.

                  (a) All notices, including the Sale Notice, objections, requests, demands and other communications sent to any party hereunder shall be deemed duly given if (x) in writing and sent by facsimile transmission to the Person for whom intended if addressed to such Person at its facsimile number set forth below or such other facsimile number as such Person may designate by notice given pursuant to the terms of this Section 5 and (y) the sender has confirmation of transmission:

      (i)      If to the Target Company:   AP Henderson Group
                                           Attn:  Jeffrey Co, President and CEO
                                           600 Wilshire Blvd., Suite 1252
                                           Los Angeles, CA  90017
                                           Tel:   ( 213 ) 538-1203
                                           Tel:
                                           Fax:   ( 213 )538-1215

      (ii)     If to Seaside:              Seaside Investments PLC
                                           30 Farringdon Street
                                           London EC4A 4HJ
                                           Attn: Harry Pearl
                                           Tel: 44.207.569.0044
                                           Fax: 44.207.724.0090

      (iii)    If to the Escrow            Agent: Gottbetter & Partners, LLP
                                           488 Madison Ave.
                                           New York, New York 10022
                                           Attn: Adam S. Gottbetter, Esq.
                                           Tel: (212) 400-6900
                                           Fax: (212) 400-6901

                  (b) This Agreement has been prepared, negotiated and delivered in the state of New York and shall be governed by and construed and enforced in accordance with the laws of the state of New York applicable to contracts entered into and performed entirely within New York, without giving effect to the principles of New York law relating to the conflict of laws.

                  (c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  (d) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         6. TERMINATION OF ESCROW. The term of this Escrow Agreement shall begin upon the date hereof and shall continue until terminated upon the earlier to occur of (i) the Seaside Escrow Shares are fully distributed or (ii) the written agreement of the parties to terminate this Agreement. Upon the termination of this Escrow Agreement pursuant to subsection (ii), the Escrow Agent shall distribute any of the Seaside Escrow Shares then held by it pursuant to the terms of the written agreement of the parties.


                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.


                                        The Target Company:

                                        AP Henderson Group


                                        By: ______________________________
                                        Name:
                                        Title:


                                        Seaside:

                                        Dungarvon Associates, Inc. on behalf of
                                        Seaside Investments Plc.


                                        By: ______________________________
                                        Name:
                                        Title:


                                        Escrow Agent:

                                        Gottbetter & Partners, LLP


                                        By:______________________________
                                        Name: Adam S Gottbetter
                                        Title: Managing Partner

                                    EXHIBIT B

                               AP HENDERSON GROUP

                              OFFICER'S CERTIFICATE
                              ---------------------


         I, Jeffrey Co, being the Chief Executive Officer and President of AP Henderson Group, a Nevada corporation (the "TARGET COMPANY"), pursuant to
Section 2.2(a)(ii) of that certain Stock Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of August 13, 2004, by and between the Target Company and Seaside Investments PLC, do hereby certify on behalf of the Target Company that attached hereto is a copy of the resolutions duly adopted by the Board of Directors of the Target Company authorizing the Target Company to execute and deliver the Transaction Documents, as such term is defined in the Purchase Agreement and to enter into the transactions contemplated thereby.

         IN WITNESS WHEREOF, I have executed this Officer's Certificate on behalf of the Target Company this 13 day of August, 2004.

                                       AP Henderson Group


                                       By:
                                           -------------------------------------
                                           Jeffrey Co,
                                           Chief Executive Officer and President

                                 EXHIBIT C


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 13, 2004, by and among AP Henderson Group, a Nevada corporation, with its principal office located at 600 Wilshire Blvd. Suite 1252, Los Angeles, CA 90017 (the "TARGET COMPANY"), and Seaside Investments Plc., a company incorporated in England and Wales, with its principal place of business at 30 Farringdon Street, London EC4A 4HJ ("SEASIDE").

         Simultaneously with the execution and delivery of this Agreement, Seaside and the Target Company have entered into a Stock Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), which Purchase Agreement is incorporated herein by reference, and pursuant to which the Purchaser has agreed to purchase the Target Company's common stock, par value $0.001 (the "COMMON STOCK"; and such shares of Common Stock purchased, the "CONSIDERATION STOCK"), all as more particularly provided therein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Target Company and Seaside hereby agree as follows:

         1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

         (a) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (b) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").

         (c) "REGISTRABLE SECURITIES" means the shares of Consideration Stock.

         (d) "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

         2. REGISTRATION.

         (a) Subject to the terms and conditions of this Agreement, the Target Company shall prepare and file, no later than eight (8) months from the date hereof, with the SEC a registration statement on Form S-1 or SB-2 (or, if the Target Company is then eligible, on Form S-3) under the 1933 Act (the "INITIAL REGISTRATION STATEMENT") for the registration for the resale by Seaside, who purchased shares of Common Stock pursuant to the Purchase Agreement the shares of Consideration Stock. The Target Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Target Company shall furnish a copy of the Initial Registration Statement to Seaside and Gottbetter & Partners LLP for their review and comment. Seaside and Gottbetter & Partners LLP shall furnish comments on the Initial Registration Statement to the Target Company within three (3) Business Days of the receipt thereof from the Target Company.

         (b) EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. The Target Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one year anniversary from date hereof (the "SCHEDULED EFFECTIVE DEADLINE") and
         (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until the earlier of (A) all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement or (B) in the written opinion of counsel for the Target Company all of the Registrable Securities are eligible for sale without an effective Registration Statement under the 1933 Act.

         (c) FAILURE TO OBTAIN EFFECTIVENESS OF THE REGISTRATION STATEMENT. In the event the Registration Statement is not declared effective by the SEC on or before the Scheduled Effective Deadline, sales cannot be made pursuant to the Registration Statement whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Target Company will pay as liquidated damages (the "LIQUIDATED DAMAGES") to Seaside, at Seaside's option, either a cash amount or shares of the Target Company's Common Stock within three (3) business days, after demand therefore, equal to three percent (3%) of the Per Share Market Value of the Common Stock outstanding as Liquidated Damages.

         (d) LIQUIDATED DAMAGES. The Target Company and Seaside hereto acknowledge and agree that the sums payable under subsections 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of Seaside, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Target Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Target Company and Seaside reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Target Company and Seaside are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

         3. RELATED OBLIGATIONS.

         (a) The Target Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which Seaside shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         (b) The Target Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Target Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Target Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Target Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Target Company to amend or supplement the Registration Statement.

         (c) The Target Company shall furnish to Seaside, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as Seaside may reasonably request) and (iii) such other documents as Seaside may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Seaside.

         (d) The Target Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Seaside reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Target Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Target Company shall promptly notify Seaside of the receipt by the Target Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (e) As promptly as practicable after becoming aware of such event or development, the Target Company shall notify Seaside in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Seaside. The Target Company shall also promptly notify Seaside in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Seaside by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Target Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

         (f) The Target Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Seaside of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (g) At the reasonable request of Seaside, the Target Company shall furnish to Seaside, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as Seaside may reasonably request (i) a letter, dated such date, from the Target Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and
         (ii) an opinion, dated as of such date, of counsel representing the Target Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to Seaside.

         (h) The Target Company shall make available for inspection by (i) Seaside and (ii) one (1) firm of accountants or other agents retained by Seaside (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Target Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Target Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and Seaside hereby agrees, to hold in strict confidence and shall not make any disclosure (except to Seaside) or use any Record or other information which the Target Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and Seaside has knowledge. Seaside agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Target Company and allow the Target Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         (h) The Target Company shall hold in confidence and not make any disclosure of information concerning Seaside provided to the Target Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Target Company agrees that it shall, upon learning that disclosure of such information concerning Seaside is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Seaside and allow Seaside, at Seaside's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (i) The Target Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Target Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Target Company shall pay all fees and expenses in connection with satisfying its obligation under this
         Section 3(i).

         (j) The Target Company shall cooperate with Seaside and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Seaside may reasonably request and registered in such names as Seaside may request.

         (k) The Target Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

         (l) The Target Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Target Company's fiscal quarter next following the effective date of the Registration Statement.

         (m) The Target Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         (n) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Target Company shall deliver, and shall cause legal counsel for the Target Company to deliver, to the transfer agent for such Registrable Securities (with copies to Seaside whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

         (o) The Target Company shall take all other reasonable actions necessary to expedite and facilitate disposition by Seaside of Registrable Securities pursuant to a Registration Statement.

         4. OBLIGATIONS OF SEASIDE.

         Seaside agrees that, upon receipt of any notice from the Target Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), Seaside will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until Seaside's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Target Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of Seaside in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which Seaside has entered into a contract for sale prior to Seaside's receipt of a notice from the Target Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which Seaside has not yet settled. Seaside shall furnish the Target Company with such information as the Target Company reasonably requests for disclosure in the Registration Statement as required by the rules and regulations of the SEC.

         5. EXPENSES OF REGISTRATION.

         All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Target Company, except that Seaside shall pay all discounts and commission relating to the sale of Registrable Securities and the fees of any attorneys or advisors retained by Seaside.

         6. INDEMNIFICATION.

         With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

         (a) To the fullest extent permitted by law, the Target Company will, and hereby does, indemnify, hold harmless and defend Seaside, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Seaside within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Target Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Target Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Target Company shall reimburse Seaside and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):
         (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Target Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of Seaside to deliver or to cause to be delivered the prospectus made available by the Target Company, if such prospectus was timely made available by the Target Company pursuant to
         Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Target Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Seaside pursuant to Section 9 hereof.

         (b) In connection with a Registration Statement, Seaside agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Target Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Target Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Target Company by Seaside expressly for use in connection with such Registration Statement; and, subject to Section 6(d), Seaside will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Seaside, which consent shall not be unreasonably withheld; provided, further, however, that Seaside shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to Seaside as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Seaside pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to Seaside prior to Seaside's use of the prospectus to which the Claim relates.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

         (e) The indemnity agreements contained herein shall be in addition to
         (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

         With a view to making available to Seaside the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit Seaside to sell securities of the Target Company to the public without registration ("RULE 144") the Target Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Target Company under the 1933 Act and the 1934 Act so long as the Target Company remains subject to such requirements (it being understood that nothing herein shall limit the Target Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

         (c) furnish to Seaside so long as Seaside owns Registrable Securities, promptly upon request, (i) a written statement by the Target Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Target Company and such other reports and documents so filed by the Target Company, and (iii) such other information as may be reasonably requested to permit Seaside to sell such securities pursuant to Rule 144 without registration.

         9. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Target Company and Seaside. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon Seaside and the Target Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         10. MISCELLANEOUS.

         (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Target Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Target Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
         (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Target Company:        AP Henderson Group
                                 Attn:  Jeffrey Co, President and CEO
                                 600 Wilshire Blvd., Suite 1252
                                 Los Angeles, CA  90017
                                 Tel:   ( 213 ) 538-1203
                                 Fax:   ( 213 )538-1215

If to Seaside:                   Seaside Investments PLC
                                 30 Farringdon Street
                                 London EC4A 4HJ
                                 Attention:  Harry Pearl
                                 Telephone:  44.207.569.0044
                                 Facsimile:   44.207.724.0090

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) The laws of the State of New York shall govern all issues concerning the relative rights of the Target Company and Seaside as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of the State of New York, sitting in New York County and federal courts for the District of New York sitting New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (e) This Agreement and the Purchase Agreement and related documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement and related documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                        TARGET COMPANY:
                                        AP HENDERSON GROUP

                                        By: __________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------


Attention:

         Re: AP HENDERSON GROUP
             ------------------


Ladies and Gentlemen:

         We are counsel to AP Henderson Group, a ________ corporation (the "TARGET COMPANY"), and have represented the Target Company in connection with that certain Purchase Agreement (the "PURCHASE AGREEMENT") entered into by and among the Target Company and Seaside Investments PLC ("SEASIDE") pursuant to which the Target Company agreed to register, among other things, Seaside's Common Stock of the Target Company, par value US$____ per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Target Company also has entered into a Registration Rights Agreement with Seaside (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Target Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Target Company's obligations under the Registration Rights Agreement, on ____________ ____, the Target Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange SEC (the "SEC") relating to the Registrable Securities which names Seaside as a selling stockholder there under.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                        Very truly yours,



                                        By:
                                            ------------------------------------